UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2020

Power Solutions International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35944	33-0963637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of Principal Executive Offices, and Zip Code)

(630) 350-9400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) Determination of Bonus Awards for Year Ended December 31, 2019

On July 30, 2020, Power Solutions International, Inc. (the “Company”) paid out bonus awards under the Company’s 2019 Key Performance Indicator (“KPI”) plan to the Company’s named executive officers identified in the Company’s Form 10-K/A filed with the Securities and Exchange Commission on June 15, 2020 (the “Form 10-K/A”). As of the time of filing of the Form 10-K/A and as disclosed therein, the KPI payouts for the year ended December 31, 2019 had not been determined and were not then calculable and, therefore, were not reported in the “Bonus” column of the 2019 Summary Compensation Table set forth in the Form 10-K/A. All other compensation for the Company’s named executive officers for the year ended December 31, 2019 was previously reported by the Company in the 2019 Summary Compensation Table included in the Form 10-K/A.

The aggregate Bonus amounts earned and the total compensation paid to the named executive officers of the Company with respect to the year ended December 31, 2019, recalculated to include the 2019 KPI bonuses, are set forth below.

Name and Principal Position	Year	Bonus [1]	Total
John P. Miller Chief Executive Officer and President	2019	$274,949	$636,137
Charles F. Avery, Jr. [2] Chief Financial Officer	2019	155,980	474,354
Kenneth J. Winemaster Executive Vice President	2019	227,387	567,481
Jason C. Lin Chief Technical Officer	2019	91,395	582,053

(1)

The amounts reported for Messrs. Miller and Winemaster in this column for 2019 represent payment of the final installments of their key employee retention program (“KERP”) bonuses in the amounts of $57,600 and $44,109, respectively, and their 2019 Key Performance Indicator (“KPI”) bonuses in the amounts of $217,349 and $183,278, respectively. The amounts reported for Messrs. Avery and Lin represent their 2019 KPI bonus amounts.

(2)	As previously disclosed, Mr. Avery resigned as Chief Financial Officer of the Company effective July 20, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Power Solutions International, Inc.

Dated: August 4, 2020	By:	/s/ Donald P. Klein
Name: Donald P. Klein
Title: Interim Chief Financial Officer